EXHIBIT 10.03

                         SUBLEASE TERMINATION AGREEMENT

         THIS SUBLEASE TERMINATION AGREEMENT (this "AGREEMENT") is made as of the 11th day of January 2008, by and between UNDERWING INTERNATIONAL, LLC, a Delaware limited liability company ("SUBLESSOR") and CARGO CONNECTION LOGISTICS
- INTERNATIONAL, an Illinois corporation ("SUBLESSEE").

         A. Sublessor and Sublessee entered into that certain Sublease Agreement dated as of May 1, 2007 (the "SUBLEASE"), demising a certain parcel of real property commonly known as 491 Supreme Drive, Bensenville, Illinois (the "PREMISES"), for a term commencing on May 1, 2007 and expiring April 30, 2008, all as more particularly described in the Sublease.

         B. Sublessor and Sublessee have decided that it is in their mutual best interest to cancel and terminate the Sublease and it is the intention of Sublessor and Sublessee to effectuate the cancellation of the Sublease by this Agreement.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, Sublessor and Sublessee hereby agree as follows:

         1. DEFINED TERMS. All terms used herein shall have the same meaning as in the Sublease unless otherwise defined herein.

         2. TERMINATION OF SUBLEASE. The Sublease shall terminate on the date of this Agreement, as set forth in the preamble to this Agreement (the "TERMINATION DATE"), as if said Termination Date were set forth in the Sublease as the expiration date of the term of the Sublease.

         3. SUBLESSEE'S CERTIFICATIONS. Sublessee hereby certifies that the following statements are true as of the date hereof and will be true on the Termination Date:

                  (a) Sublessee owns and holds the entire interest of Sublessee under the Sublease;

                  (b) Sublessee has no knowledge of any claim, injury or cause of action which has occurred, whether or not filed, by or for any party, relating to the Sublease;

                  (c) There are no contracts for the furnishing of any labor or materials with respect to improvements or alterations in or about the Premises which are outstanding or which that have not been performed and/or satisfied;

                  (d) All subleases, concessions and other rights of use and occupancy of the Premises have been legally terminated and no cause of action against Sublessor exists as of the date hereof nor will exist hereafter in any party to a sublease, concession or agreement for use or occupancy based on inducing the breach of a contract with respect to same;

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                  (e) Sublessee has not done or suffered to be done anything whereby the Premises and/or Sublessor's title thereto are in any manner encumbered or charged; and

                  (f) Sublessee has full authority to execute and deliver this Agreement.

         4. SUBLESSEE'S INDEMNIFICATION OF SUBLESSOR. Sublessee agrees to defend, indemnify and save Sublessor harmless from and against all loss or damage sustained by Sublessor (and all expenses, costs and attorney's fees of Sublessor in any action or defense undertaken by Sublessor to protect itself from such loss or damage) resulting from any breach by Sublessee of the representations and warranties made herein, from any lien charge, encumbrance, or claim against the Premises, or from any claim against Sublessor for which the Sublessee is responsible.

         5. SUBLESSEE'S RELEASE OF SUBLESSOR. Sublessee, for itself and its successors and assigns, hereby forever releases and discharges Sublessor, and its successors and assigns, from any and all claims, demands, or causes of action whatsoever against Sublessor, its successors and assigns, except to the extent arising out of the terms of this Agreement.

         6. SUBLESSOR'S RELEASE OF SUBLESSEE. Sublessor, for itself and its successors and assigns, except for the warranties and obligations herein made by Sublessee, hereby forever releases and discharges Sublessee, and its successors and assigns, from any and all claims, demands, or causes of action whatsoever against Sublessee, its successors and assigns, except to the extent arising out of the terms of this Agreement.

         7. ENTIRE AGREEMENT. This Agreement and the Sublease contain all the terms, covenants, conditions and agreement between Sublessor and Sublessee relating to the termination of the Sublease and other matters provided for in this instrument. No prior or other agreement or understanding pertaining to such matters shall be valid or of any force or effect.

         8. HEADINGS. The headings of Sections set forth in this Agreement are for convenience or reference only and do not define, limit, expand, describe or construe the scope or intent of such Sections.

         9. SEVERABILITY. The invalidity of any provision of this Agreement shall not impair or affect, in any manner, the validity, enforceability or effect of the rest of this Agreement.


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         IN WITNESS WHEREOF, the parties have executed this Sublease Termination
Agreement under seal as of the date first written above.

SUBLESSEE                                         SUBLESSOR

CARGO CONNECTION LOGISTICS - INTERNATIONAL, INC.  UNDERWING INTERNATIONAL, LLC,
an Illinois corporation                           a Delaware limited liability
                                                  company


By:   /s/ Jesse Dobrinsky                         By:    /s/ Scott Goodman
    -----------------------------------------        ---------------------------
Signature                                         Signature

   Jesse Dobrinsky                                   Scott Goodman
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Print Name                                        Print Name

   Chief Executive Officer                           Treasurer
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Title                                             Title